Summary Prospectus Supplement

December 1, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 1, 2014 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Emerging Markets Domestic Debt Portfolio (Class IS shares)

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Emerging Markets Debt team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Jens Nystedt	Managing Director	December 2014
Eric J. Baurmeister	Managing Director	April 2002
Warren Mar	Executive Director	December 2014

Please retain this supplement for future reference.

  SU-MSIFIS-SPT-03 12/14